Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 2/17/2004


Blended Coupon 5.6220%


Excess Protection Level
3 Month Average   5.88%
September, 1999   5.78%
August, 1999   5.91%
July, 1999   5.96%


Cash Yield18.00%


Investor Charge Offs 4.60%


Base Rate 7.62%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,198,912,739.27